                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) APRIL 23, 2003

                                  QUOVADX, INC.
                                  -------------
                           (FORMERLY XCARE.NET, INC.)
             (Exact name of registrant as specified in its charter)



         Delaware                       000-29273                85-0373486
-----------------------------          ------------          -------------------
(State or other jurisdiction           (Commission             (IRS Employer
     of incorporation)                 File Number)          Identification No.)


         6400 S. FIDDLER'S GREEN CIRCLE, SUITE 1000, ENGLEWOOD CO 80111
         --------------------------------------------------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (303) 488-2019

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

EXHIBIT
NUMBER                                               EXHIBIT
-------                                              -------
99.1                 Press release, dated April 23, 2003, entitled "QUOVADX REPORTS FIRST QUARTER
                     RESULTS, ANNOUNCES RECORD SOFTWARE LICENSE REVENUE; SOFWARE REVENUE TOTALS
                     $5.3 MILLION; SEQUENTIAL GROWTH IS 43%."

ITEM 9. REGULATION FD DISCLOSURE/RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On April 23, 2003, Quovadx, Inc., a Delaware corporation (the "Company"), filed a Current Report on Form 8-K (the "Report") to report that on April 23, 2003 the Company issued a press release announcing its financial results for its first quarter ended March 31, 2003. The press release was reissued with the following change:

         The Company has no debt and ended the first quarter with $44.9 million in cash and short-term investments, compared to $47.6 million at December 31, 2002.

This reissued press release is attached as Exhibit 99.1 to this Current Report on Form 8-K/A and is furnished to, but not filed with, the United States Securities and Exchange Commission ("SEC"). This information is provided under
Item 12 of Form 8-K in accordance with SEC Release No. 33-8216.


--------------------------------------------------------------------------------

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        QUOVADX, INC.

Date: April 24, 2003
                                        /S/ LINDA K. WACKWITZ
                                        ----------------------------------------
                                        Linda K. Wackwitz
                                        Assistant Secretary

                                  EXHIBIT INDEX


EXHIBIT
NUMBER                                               EXHIBIT
-------                                              -------
99.1                 Press release, dated April 23, 2003, entitled "QUOVADX REPORTS FIRST QUARTER
                     RESULTS, ANNOUNCES RECORD SOFTWARE LICENSE REVENUE; SOFWARE REVENUE TOTALS
                     $5.3 MILLION; SEQUENTIAL GROWTH IS 43%."